Nationwide Life Insurance Company: • Nationwide Variable Account - II

Prospectus supplement dated November 1, 2010 to
Prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.	Effective November 1, 2010, the following underlying mutual funds are available as investment options under your contract:
•	Huntington VA Funds - Huntington VA International Equity Fund
•	Huntington VA Funds - Huntington VA Situs Fund

2.	Effective November 1, 2010, “Appendix A: Underlying Mutual Funds” is amended to include the following:

Huntington VA Funds - Huntington VA International Equity Fund
Investment Adviser:	Huntington Asset Advisors, Inc.
Investment Objective:	Seeks total return on its assets

Huntington VA Funds - Huntington VA Situs Fund
Investment Adviser:	Huntington Asset Advisors, Inc.
Investment Objective:	Seeks total return on its assets